UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2025

REMITLY GLOBAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40822	83-2301143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Third Avenue, Suite 2100

Seattle, WA 98101

(Address of Principal Executive Offices and Zip Code)

(888) 736-4859

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RELY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2025, Gail Miller, the Chief Accounting Officer of Remitly Global, Inc. (the “Company”), provided notice of her resignation from the Company effective February 28, 2025. Ms. Miller’s resignation did not result from any disagreement regarding the Company’s financial reporting or accounting policies, procedures, estimates, or judgments.

On January 21, 2025, the Board of Directors (the “Board”) of the Company approved the appointment of Luke Tavis as Chief Accounting Officer of the Company, effective as of February 28, 2025. Mr. Tavis will report to the Company’s Chief Financial Officer in this position.

Since December 2023, Mr. Tavis, age 49, has served as Vice President, Controller of the Company. Previously, Mr. Tavis served as the Accounting Director, Devices and Services of Amazon.com, Inc. from 2022 to 2023. Prior to that role, Mr. Tavis held various positions at Trilogy International Partners, Inc. from 2015 to 2022, including Corporate Controller and Vice President and Director of Accounting and Reporting.

In connection with his appointment to Chief Accounting Officer, Mr. Tavis will be eligible to receive an equity award of 36,773 restricted stock units (“RSUs”), vesting as follows: (i) 4,830 RSUs will vest in equal tranches on each of May 25, 2025, August 25, 2025, and November 25, 2025, (ii) 3,276 RSUs will vest on February 25, 2026, and (iii) 28,667 RSUs will vest in equal tranches on each of May 25, 2028, August 25, 2028, November 25, 2028, and February 25, 2029.

There are no understandings or arrangements with Mr. Tavis in connection with his appointment as Chief Accounting Officer, and Mr. Tavis is not related to any executive officer or director of the Company. Mr. Tavis does not have any direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Remitly Global, Inc.

Date: January 24, 2025	By:	/s/ Saema Somalya
Saema Somalya
Chief Legal and Corporate Affairs Officer